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                           FORM N-4, ITEM 24(b)(8.65)

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 Form of SHAREHOLDER SERVICES AGREEMENT between AUL & Legg Mason

        THIS SHAREHOLDER SERVICES AGREEMENT (the "Agreement"), effective August 1, 2012, by and between OneAmerica Securities, Inc. and American United Life Insurance Company, Inc. (individually or collectively the "Administrator", "You" or "Your") and Legg Mason Investor Services, LLC (the "Distributor" or "Us"), as distributor of the funds identified in ATTACHMENT A attached hereto which we may amend from time to time upon written notice to You (the "Funds").

        WHEREAS, Administrator has been retained by the sponsor of a qualified employee benefit plan or plans (the "Plan" or "Plans"), to provide recordkeeping and related administrative services on behalf of such Plans and the participants under such Plans (the "Participants"), including daily valuation and processing of orders for investment and reinvestment of assets in the various investment options available under the Plans; and

        WHEREAS, Administrator has been requested by the sponsor of such qualified employee benefit Plans to offer as investment options under such Plans, the shares of one or more of the Funds, each of which is a mutual fund registered under the Investment Company Act of 1940, as amended (1/1940 Act"); and

        WHEREAS, the parties desire that Western Asset Management Company ("Western Asset"), a wholly-owned subsidiary of Legg Mason, Inc. and an affiliate of the Distributor, be added as a signatory to the Agreement solely with respect to the compensation provisions relating to the Western Asset family of mutual funds; and

        WHEREAS, on the terms and conditions hereinafter set forth, the parties desire to make shares of the Funds available as investment options under the Plans and to retain. Administrator to perform certain administrative services on behalf of the Funds, and Administrator is willing and able to furnish such services;

        NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the Administrator and the Distributor agree as follows:

     1. TRANSACTIONS IN THE FUNDS. Subject to the terms and conditions of this Agreement, the Distributor will make shares of the Funds available to be purchased, exchanged or redeemed, by or on behalf of the Plan or Plans through a single account per Plan for each Fund (the "Accounts") at the net asset value applicable to each order. The Funds' shares shall be purchased and redeemed on a net basis in such quantity and at such time as determined by Administrator to correspond with investment instructions received by Administrator from the Participants. Dividends and capital gains distributions will be automatically reinvested in full and fractional shares of the Funds.

     2.   ADMINISTRATIVE SERVICES AND COMPENSATION.

          (a) Administrator agrees to provide all administrative services for the Plan and Plan Participants, including but not limited to those specified in ATTACHMENT B (the "Administrative Services"). Neither the Distributor nor any of its affiliates shall be required to

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provide Administrative Services for the benefit of the Plans or Plan
Participants. Administrator's representatives shall not make any statements that indicate otherwise to Participants or representatives of any Plan. Administrator agrees that it will maintain and preserve all records as required by law or its agreement with the Plan sponsors to be maintained and preserved in connection with providing the Administrative Services, and will otherwise comply with all laws, rules and regulations applicable to the provision of the Administrative Services. Administrator will permit the Distributor or its representatives to have reasonable access to its personnel and records in order to facilitate the monitoring of the quality of the Administrative Services.

          (b) In consideration of the Administrator providing the services outlined in Attachment B of this Agreement, payment ("Payment") at an annualized basis points rate on assets invested in each Fund shall be made to the Administrator on a quarterly basis, for those funds listed in Attachment A. Payment will be calculated based on the daily average assets under management. The Payment contemplated by this Paragraph shall be calculated by Administrator at the end of each calendar quarter. Administrator shall provide Distributor with an invoice for the Payment, accompanied by supporting schedules, in an electronic format that can be easily manipulated. The supporting schedules shall include CUSIPS, Fund Names and share classes. Administrator shall provide assets, number of participant accounts, billing rate and fee calculation for each CUSIP. Administrator will be paid within 30 business days of receipt of an invoice. The Administrator represents that it may legally receive the payment contemplated by this Agreement and its acceptance of the Payment is in accordance with all applicable rules and regulations, including the Employee Retirement Income Security Act ("ERISA").

          (c) If Distributor's payments to Administrator under Section 2 and Attachment A hereunder in whole or in part are financed by a Fund in accordance with a Fund's plan of . distribution adopted pursuant to Rule 12b-1 under the 1940 Act or authorized by a Fund's Board to pay for sub-accounting and/ or sub-transfer agent related services outside of a Rule 12b-1 plan, then in the event of the termination, cancellation or modification of such 12b-1 plan or sub-accounting and/ or sub-transfer agent fee arrangement by a Fund's board of directors or trustees or shareholders, Administrator agrees upon notification at the Distributor's option to waive its right to receive such compensation pursuant to Section 2 and Attachment A hereunder until such time, if ever, as Distributor receives payment.

     3.   PROCESSING AND TIMING OF TRANSACTIONS.

          (a) Administrator shall be considered an agent of the Funds for the limited purpose of accepting purchase, exchange, and redemption orders for Fund shares from the Plans andy orParticipants. as applicable, on the Distributor's behalf for purposes of Rule 22c-1 under the 1940 Act. On each day the New York Stock Exchange (the "Exchange") is open for business (each, a "Business Day"), Administrator may receive instructions from the Plans and/ or Participants for the purchase, exchange or redemption of shares of the Funds ("Orders"). Orders received and accepted by Administrator prior to the close of regular trading on the Exchange (the "Close of Trading") on any given Business Day and transmitted to the Funds by 9:00 a.m. Eastern time the next Business Day will be executed at the net asset value determined as of the Close of Trading on the Business Day the order was received by Administrator. Any Orders received by Administrator on such day but after the Close of

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Trading, and all Orders that are transmitted to the Funds after 9:00 a.m.
Eastern time on the next Business Day, will be executed at the net asset value determined as of the Close of Trading on the next Business Day following the day of receipt of such Order. The day on which an Order is executed pursuant to the provisions set forth above is referred to herein as the "Effective Trade Date." Administrator shall process Orders in accordance with the terms and conditions of the Funds' prospectuses and application for the purchase of Fund shares (including compliance with the shareholder eligibility, frequent trading and redemption fee provisions, where applicable).

          (b) By 6:00 p.m. Eastern time on each Business Day, Distributor or its designee will use its best efforts to provide to Administrator via facsimile or other electronic transmission acceptable to Administrator, the Funds' net asset value, dividend and capital gain information and, in the case of money market funds, the daily accrual for interest rate factor (mil rate), determined at the Close of Trading.

          (c) By 9:00 a.m. Eastern time on the Business Day following the receipt of orders, Administrator will provide to the Funds via facsimile or other electronic transmission acceptable to the Funds 01' Distributor a report stating whether the Orders received by Administrator from Participants by the Close of Trading on such Business Day resulted in each Plan being a net purchaser or net seller of shares of the Funds.

          (d) Upon the timely receipt from Administrator of the report described in (c) above, the purchase or redemption transactions (as the case may be) will be executed at the net asset value computed at the Close of Trading on the Effective Trade Date. Such purchase and redemption transactions will settle on the Business Day next following the Effective Trade Date. Payments for net purchase and net redemption orders shall be made by wire transfer by the Plan (for net purchases) 01' by the Funds (for net redemptions) to the account designated by the appropriate receiving party on the Business Day following the Effective Trade Date. If payment for a net purchase transaction is not wed by the Business Day next following the Effective Trade Date, Distributor reserves the right to cancel the trade. Neither Distributor or Administrator shall impose a minimum wire amount requirement,

          (e) You agree to maintain records sufficient to identify the date and time of receipt of all customer transactions and shall make such records available upon request for examination by Distributor, 01' its designated representative, at the request of the transfer agent or by appropriate governmental authorities. Under no circumstances shall You change, alter or manipulate any customer transactions received by You in good order.

          (f) You have systems and procedures reasonably designed and implemented to identify market timing/frequent trading patterns. When market timing is identified by Us or You, You will block the accounts of identified market timers, either under your procedures 01' at our request.

          (g) If You are a member of the National Securities Clearing Corporation ("NSCC"), or otherwise have access to the NSCC's Fund/SERV system, and desire to transmit orders through Fund/SERV, You shall complete the NSCC Implementation Form. You agree that You shall comply with the most current rules and procedures of the NSCC when transmitting orders through Fund/SERV.

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          (h) If You have executed the NSCC's Standard Networking Agreement
("Networking Agreement") and desire to transmit data to Distributor through NSCC's Networking service, You and Distributor shall both be bound by the terms of the Networking Agreement and the current rules and procedures of the NSCC, and shall participate in Networking in accordance with the parameters agreed upon in the NSCC Implementation Form.

      4. MAINTENANCE OF RECORDS. Distributor and Administrator shall maintain and preserve all records as required by law to be maintained and preserved in connection with providing the Administrative Services and in making shares of the Funds available to the Plans. Upon the request of Distributor, its designee, or the Funds, Administrator shall provide copies of all the historical records relating to transactions between the Funds and the Plans, written communications regarding the Funds to or from such Plans and other materials, in each case (i) as are maintained by Administrator in the ordinary course of its business and in compliance with laws and regulations governing transfer agents, and (ii) as may reasonably be requested to enable Distributor, the Funds, or their representatives, including without limitation its auditors or legal counsel, to
(a) monitor and review the Administrative Services, (b) comply with any request of a governmental body or self-regulatory organization or a Plan, (c) verify compliance by Administrator with the terms of this Agreement, (d) make required regulatory reports, or (e) perform general customer supervision. Administrator agrees that it will permit Distributor, the Funds, or their representatives to have reasonable access to its personnel and records in order to facilitate the monitoring of the quality of the Administrative Services. '

      5. COMPLIANCE WITH LAWS. At all times, Administrator shall comply with all laws, rules and regulations applicable to it under Federal and state securities laws, including without limitation, requirements for delivery of prospectuses (which term includes prospectus supplements ).

      6. BLUE SKY REGISTRATIONS. Distributor shall notify Administrator of the states or other jurisdictions in which Shares are currently available for sale to the public. Distributor shall have no obligation to register or make available Shares in any state or other jurisdiction. Administrator shall provide to the transfer agent of each Fund or Series, or other designated agent, each client's state of residency on each trade record and registration record so Distributor can monitor trades for blue sky compliance. Administrator represents and warrants that it will not offer Shares of any Fund or Series for sale in any state or jurisdiction where such Shares may not be legally sold or where Administrator is not qualified to act as a broker-dealer or is other wise exempt from such qualification. Administrator also represents and warrants that it will not offer Shares of any Fund in any foreign country unless authorized by Distributor. If Administrator trades shares in an omnibus account, Administrator agrees to provide a detailed trade file to Distributor or Distributor's designated agent for blue sky monitoring purposes.

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      7. REPRESENTATIONS WITH RESPECT TO FUNDS. Administrator and its agents and representatives shall not make any representations concerning a Fund except those contained in the then-current prospectus of such Fund and in current Fund sales literature.

      8. RELATIONSHIP OF PARTIES. Except to the extent provided in
Section 3, it is understood and agreed that all Administrative Services performed hereunder by Administrator shall be as an independent contractor and not as an employee or agent of Distributor or the Funds, and none of the parties shall hold itself out as an agent of any other party with the authority to bind such party.

      9. USE OF NAME. Except as otherwise expressly provided for in this Agreement, neither party shall use, nor shall it allow its employees or agents to use any name, logo, trademark, service mark or other proprietary designation of the other party without the express prior written consent of the other party. Administrator shall not use, nor shall it allow its employees or agents to use any name, logo, trademark, service mark or other proprietary designation of any mutual funds, products or services sponsored, managed, advised, administered, or distributed by Distributor or any of its affiliates, for advertising, trade, or any other purposes whatsoever without the express prior written consent of Distributor.

      10.    TERMINATION.

            (a) Either party may terminate this Agreement by providing sixty
(60) days I advance written notice to the other parties hereto.

            (b) Notwithstanding the foregoing and subparagraph 11 (b) iv, each party hereto has the right to terminate this Agreement without penalty upon 30 days' notice to the other party; PROVIDED, HOWEVER, that termination shall not affect any party's obligations hereunder with respect to any transactions or activities occurring prior to the effective time of termination.

            (c) In addition, this Agreement may be terminated with respect to any Fund at any time, without the payment of any penalty, by a vote of the Fund's Board, by a vote of a majority of those members of such Board who are not "interested persons" of that Fund as defined in the 1940 Act, or by vote of a majority of the outstanding voting securities of a Fund on 60 days written notice to Administrator and Distributor. Upon termination of this Agreement, ongoing trail commissions and/ or shareholder servicing fees shall no longer accrue or be paid to Administrator.

      11. REPRESENTATIONS OF THE PARTIES.

          (a) Administrator represents and warrants that:

                        (i) that it has full power and authority to enter into and perform all of its duties under this Agreement;

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                        (ii)  this Agreement constitutes a legal, valid and
           binding obligation of it, and is fully enforceable against Administrator in accordance with its terms.

                        (iii) To the extent applicable, Administrator is registered with the appropriate securities authorities in all states in which its activities make such registration necessary.

                        (iv) Administrator also hereby represents that it will promptly notify the Distributor and the Adviser in the event that Administrator is for any reason unable to perform any of its obligations under this Agreement.


                        (b) Administrator hereby represents and warrants that with respect to order placement:

                        (i) Orders received by Administrator before the Close of Trading on any Business Day shall not be aggregated with Orders received at or after the Close of Trading.

                      (ii) Administrator's internal systems for processing and transmitting Orders are suitably designed to prevent Orders received at or after Close of Trading on any Business Day from being aggregated with Orders received before Close of Trading.

                      (iii) With respect to any and all transactions in Shares
                            of the Funds pursuant to this Agreement, it is understood and agreed in each case that unless otherwise agreed to by Us in writing: (a) You will use best efforts to enforce the applicable terms and conditions governing the placement of orders as set forth in the Prospectus including restrictions on frequent trading, imposition of redemption fees and maintenance of account balance minimums; and (b) You are legally permitted to receive all compensation contemplated by this Agreement and, if acting as a fiduciary, the receipt of such compensation is consistent with Your fiduciary obligations.

                      (iv) With respect to any and all transactions in Class B, C or R Shares of the Funds pursuant to this Agreement, it is understood and agreed in each case that unless otherwise agreed to by Us in writing:
                            (a) You are a broker-dealer and You are legally permitted to receive all compensation contemplated by this Agreement and, if acting as a fiduciary, the receipt of such compensation is consistent with Your fiduciary obligations; (b) If You are not a broker-dealer registered under the 1934 Act, You are
                            (1) not in violation of any banking law, rule or regulations as

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                            to which You are subject and that the transactions
                            contemplated by this Agreement will not result in any violations of any banking law, rule or regulation, and (2) exempt from registration under the 1934 Act as a brokerdealer and will continue to be exempt from registration as long as this Agreement is in effect. You agree to notify Us immediately in the event that You are no longer exempt from registration under the 1934 Act as broker-dealer. We shall have the right to terminate this Agreement immediately upon receipt of such notice

            (c) The Distributor represents and warrants that:

                        (i) it has full power and authority to enter into and perform this Agreement as principal underwriter for the Funds;

                        (ii) it will promptly notify Administrator in the event
            that it is for any reason unable to perform any of its obligations under this Agreement.

            (d) Administrator agrees to promptly forward any Participant complaint or threatened or pending litigation notices specifically relating to the management of any Fund, whether written or if verbal, in the form of a written summary, to Distributor. Distributor will undertake to investigate and respond to the complaint or . threatened to pending litigation notices in line with Distributor's complaints and litigation procedures. Administrator agrees to fully cooperate with such investigation and response.

            (e) Administrator acknowledges that it is its responsibility to provide proper instruction, training and supervision of appropriate personnel in order that the Funds will be offered and sold in .accordance with the terms and conditions of this Agreement and in accordance with all applicable laws. It is the responsibility of Administrator to assure that its personnel are properly licensed, certified and familiar with the Funds.

           (f) Administrator shall not release or publish news releases, public announcements, advertising or other publicity relating to this Agreement or to the arrangements contemplated by the Agreement without the prior review and written approval of Distributor; provided, however, that Administrator may make such disclosures as are required by legal, accounting or regulatory requirements.

            (g) Administrator agrees to only use legal documentation advertising and any other material relating to Distributor and the Funds that is supplied by Distributor or reviewed and approved in writing by Distributor in advance of use.

            (h) Administrator agrees that: (a) it is responsible for having in place anti-money laundering procedures which comply with Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT Act) Act of 2001, as amended and the rules promulgated thereunder, and any related state,

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self-regulatory organization and SEC anti-money laundering laws, rules and regulations all local' laws in jurisdictions in which shares of the funds are distributed, (b) it is solely responsible to take all reasonable steps to determine: (1) the true identity 'of a plan's client, (2) the source of a plan's client's funds and (3) that a plan's client is not involved in money laundering activities, and (c) it is solely responsible to comply with any other "know Yow' customer" requirements in accordance with applicable law. Unless otherwise agreed Administrator is also responsible for implementing procedures necessary to monitor a plan's client transactions in order to detect attempted or actual money laundering in accordance with applicable law. Administrator further agrees to provide Distributor, upon reasonable request, with documentation relating to its anti-money laundering policies and analysis. In the event that Administrator becomes aware of any change in the above representations and warranties, Administrator will promptly notify Distributor of such changes.

            (i) Administrator agrees that with respect to the compensation it receives it will make or cause to be made disclosure of such payments in accordance with applicable law.

            G) Distributor will provide Administrator, without expense, with the number of prospectuses, proxy statements and periodic shareholder reports and such other information with respect to the Funds as Administrator may reasonable request. Distributor will notify Administrator regarding planned shareholder meetings and proxy votes, as soon as possible. Administrator shall, at its own expenses, deliver or arrange for the delivery of any such materials described above to the Plans and/ or Plan Participants, as applicable.

12 . LIMITATION OF LIABILITY.

            (a) Administrator agrees to indemnify, defend, and hold Distributor and its officers, directors, employees and agents, and each Fund and its officers, directors, employees and agents, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of defending against such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) incurred by any of them, under common law or otherwise arising out of or based upon (i) any breach by Administrator or its affiliates, officers, directors, employees or agents of any representation, warranty, or provision of this Agreement, (ii) the Administrator's dissemination of information regarding Distributor or any Fund that contains an untrue statement of material fact or any omission of a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading and that was not published or provided to Administrator by or on behalf of Distributor or the Fund, or accurately derived from information published or provided by or on behalf of Distributor or the Fund; or (iii) any willful misconduct or negligence by Administrator in the performance of, or failure to perform, its obligations under this Agreement, except to the extent such losses are caused by Distributor or a Fund or by a breach of this Agreement by Distributor or a Fund, or the willful misconduct or negligence of Distributor or a Fund in connection with the performance of, or the failure to perform, their obligations under this Agreement. The terms of this paragraph will survive termination of this Agreement.

            (b) Distributor agrees to indemnify, defend, and hold Administrator and its officers, directors, employees and agents, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of defending against such claims,

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demands or liabilities and any reasonable counsel fees incurred in connection therewith) incurred by any of them, under common law or otherwise arising out of or based upon (i) any breach by Distributor of any representation, warranty, or provision of this Agreement, (ii) Administrator's dissemination of information regarding Distributor or any Fund that contains an untrue statement of material fact or any omission of a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading that was published or provided to Administrator by or on behalf of Distributor, or accurately derived from information published or provided by or on behalf of Distributor; or (iii) any willful misconduct or negligence by Distributor in the performance of, or failure to perform, its obligations under this Agreement, except to the extent such losses are caused by Administrator or by Administrator's breach of this Agreement, or Administrator's willful misconduct or negligence in the performance of, or failure to perform, its obligations under this Agreement, The terms of this paragraph will survive termination of this Agreement.

            (c) Each Fund agrees to inde:rnni.fy, defend, and hold Administrator and its officers, directors, employees and agents, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending against such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) incurred by any of them, under common law or otherwise arising out of or based upon (i) any breach by such Fund of any representation, warranty, or provision of this Agreement, (ii) Administrator's dissemination of information regarding the Fund that contains an untrue statement of material fact or any omission of a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading that was published or provided to Administrator by the Fund, or accurately derived from information published or provided by the Fund; or (iii) any willful misconduct or negligence by the Fund in the performance of, or failure to perform, its obligations under this Agreement. except to the extent such losses are caused by Administrator or by Administrator's breach of this Agreement, or Administrator's willful misconduct or negligence in the performance of, or failure to perform, its obligations under this Agreement. The terms of this paragraph will survive termination of this Agreement.

     13. FORCE MAJEURE. In the event that either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, equipment or transmission failure or damage reasonably beyond its control, or other causes reasonably beyond its control, such party shall not be liable to the other party for any damages resulting from such failure to perform or otherwise from such causes.

     14. NON-EXCLUSIVITY. Each of the parties acknowledges and agrees that this Agreement and the arrangement described herein are intended to be non-exclusive and that each of the parties is free to enter into similar agreements and arrangements with other entities.

     15. SURVIVAL. The provisions of Section 9 (use of names) and Section 12 (limitation of liability) of this Agreement shall survive termination of this Agreement.

     16. CONFIDENTIALITY AND PRIVACY.

         (a) The Distributor and Administrator agree to keep confidential all proprietary data software, processes, information, non-public records and documentation that are

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exchanged or negotiated pursuant to this Agreement or in carrying out this
Agreement.; and shall not be voluntarily disclosed by either party without the prior written consent of the other party, except as may be necessary to perform under this Agreement, as required by law, or pursuant to an order of a court, governmental agency or regulatory body.

            (b) Administrator represents and warrants that it has implemented policies and procedures and that are reasonably designed to ensure the security and confidentiality of customer records and information and to ensure its compliance with SEC's Regulation S-P or other applicable privacy law.

            (c) Administrator also represents and warrants that the security of its computer system is commercially reasonable and reasonably designed to prevent any illegal or injurious activities of persons (including outside parties) attempting to access a computer system maintained or operated by or on behalf of Distributor or the Funds through Administrator's computer system.

      17. AMENDMENT. We reserve the right to amend this Agreement in any respect effective on 30 days notice to You and Your placing of an order after the effective date of any such amendment shall constitute Your acceptance thereof unless you have otherwise notified Us in writing. Each notice of amendment required by this paragraph shall be provided by electronic communication (i.e., electronic mail) or given in writing and delivered personally or mailed by certified mail or overnight courier service or sent by facsimile to the address identified herein or such other address as You may by written notice provide.

     18. SUITABILITY. If applicable, You agree that it is Your responsibility to evaluate and determine that any transaction in fund shares (including a transaction in a specific class of fund shares) is a suitable transaction for each client based on client's objectives and risk profile.

     19. INFORMATION SHARING. The Distributor, and the Administrator, confirm their agreement for the sharing of transaction information relating to any and all of the fund families that may be offered by the Distributor from time to time with respect the implementation and compliance with SEC Rule 22c-2 under the 1940 Act.

         (a) The Administrator agrees to provide to the Distributor and/ or its designee, upon written request, the taxpayer identification number ("TIN"), the Individual/International Taxpayer Identification Number ("ITIN"), or other government issued identifier ("GII"), if known, of any or all Clients of the account. The Administrator also agrees to provide the number of shares, dollar value, date, name or other identifier (including broker identification number) of any investment professional(s) associated with the Client(s) or account (if known), and transaction type (purchase, redemption, transfer or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Administrator during the period covered by the request. Requests must set forth a specific period, generally not to exceed 90 days from the date of the request, for which transaction information is sought. The Fund and/ or its designee may request transaction information older than 90 days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

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         (b) The Administrator agrees to transmit the requested information that is on its books and records to the Distributor and/ or its designee promptly, but in any event not later than five (5) business days, or as otherwise agreed to by the parties, after receipt of a request. If the requested information is not on the Administrator's books and records, the Administrator agrees to (i) provide or arrange to provide to the Fund and/ or its designee the requested information pertaining to shareholders who hold accounts with an indirect intermediary; or (ii) if directed by the Distributor, block further purchases of Shares from such indirect intermediary. In such instance, the Administrator agrees to inform the Distributor whether it plans to perform (i) or (ii). Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the parties. To the extent practicable, the format for any transaction information provided to the Distributor should be consistent with the NSCC Standardized Data Reporting Format. For purposes of this provision, an "indirect intermediary" has the same meaning as in SEC Rule 22c-2 under the 1940 Act.

         (c) The Distributor agrees not to use the information received for marketing or any other similar purpose without the prior written consent of the Administrator.

         (d) The Administrator agrees to execute written instructions from the Distributor to restrict or prohibit further purchases (including shares acquired by exchanges) of Shares by a Client that has been identified by the Distributor as having engaged in transactions of the Shares (directly or indirectly through the Intermediary's account) that violates policies established by the Fund.

         (e) Instructions must include the TIN, ITIN or GIl if known, and the specific restriction(s) to be executed. If the TIN, ITIN or GIl is not known, the instructions must include an equivalent identifying number of the Client(s) or account(s) or other agreed upon information to which the instruction relates.

           (f) The Administrator agrees to execute instruction as soon as reasonably practicable, but not later than five (5) business days, or as otherwise agreed to by the parties, after receipt of the instructions by the Intermediary.

           (g) The Administrator must provide written confirmation to the Distributor that instructions have been executed. The Administrator agrees to provide confirmation as soon as reasonably practicable, but not later than ten
(10) business days after the instructions have been executed.

           (h) The provisions of this Section 20 shall survive termination of this Agreement for at least 60 days after the termination date.

           (i) EFFECTIVE DATE. The provisions of the Agreement, related to 22c2 shall be effective as of the latter of the date of this Agreement or April 16, 2007 or such other compliance date mandated by Rule 22c-2 under the 1940 Act.

     20. NOTICE OF BREACH. You agree to notify Us promptly if any representation or warranty made by You in Paragraph 11 (b) iii and iv, as applicable, ceases to be true and accurate.

     21. NOTICES. All notices and other communications hereunder shall be given or made in writing and shall be delivered personally, or sent by telex, telecopier, express delivery or registered or certified mail, postage prepaid, return receipt requested, or sent by electronic mail or other electronic communication, to the party or parties to whom they are directed at the following addresses, or at such other addresses as may be designated by notice from such party to all other parties.

        To Administrator:          c/o _____________________



                                   Attn: ___________________

                                   Phone: __________________

                                   Fax: ____________________

        To Distributor:

                                   Legg Mason Investor Services, LLC
                                   100 First Stamford Place, 5th Floor
                                   Stamford, CT 06902

                                   Attn: Business Development
                                   Fax:  877-563-3019

      Any notice, demand or other communication given in a manner prescribed in this Section 22 shall be deemed to have been delivered on receipt.

     22. SUCCESSORS AND ASSIGNS. This Agreement shall terminate automatically upon its assignment without the written consent of all parties to the Agreement at the time of such assignment. The assignment of the Agreement shall not change the obligations, rights or responsibilities under this Agreement and it shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

     23. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Agreement by signing any such counterpart.

     24. SEVERABILITY. In case anyone or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     25. GOVERNING- LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (excluding conflict of laws principles).

     26. COMPLIANCE RULE. Administrator agrees to provide Distributor with any assistance or report that Distributor reasonably requests in order to fulfill its duties to assist the Funds with compliance with SEC Rule 38a-l under the 1940 Act, in Distributor's capacity as principal underwriter to each Fund.

     27. DEBT AND OBLIG-ATIONS. Administrator shall not incur, nor does it have the authority to incur, any debts or obligations on behalf of Distributor or any Fund.

     28. ANTI-BRIBERY & CORRUPTION. The Administrator represents and warrants that it understands the requirements of all applicable laws, rules or regulations relating to bribery and corruption both in the Administrator's home jurisdiction and in any other jurisdictions which may have a connection to the services performed by the Administrator in connection with this Agreement. The Administrator further represents and warrants that it will fully and faithfully comply with all requirements of such laws, rules or regulations in connection with all activities under or in any way connected with this Agreement and such requirements that the Distributor may notify to Administrator.

     29. ENTIRE AGREEMENT. This Agreement, including the Attachments hereto, constitutes the entire agreement between the parties with respect to the matters dealt with herein, and supersedes all previous agreements, written or oral, with respect to such matters.

     30. HEADINGS. The headings used herein are for convenience of reference only and shall not be used in construing or interpreting the provisions of this Agreement.

     31. EFFECTIVENESS OF PAYMENT OBLIGATIONS. No compensation, fees or payment obligations contemplated by this Agreement will accrue until the date that the Agreement is executed by the Distributor.




OneAmerica Securities, Inc.
Richard M. Ellery
Title: President
Date: 10/11/12

Legg Mason Investor Services, LLC
Michael P. Mattera
Title: Director
Date: 10/25/12

                         ATTACHMENT A


American United Life Insurance Company

Terry W. Burns
Title: Assistant V.P.
Date: 10/11/12


Acknowledged and Agreed to:
Western Asset Management Company
Mchael A. Van Raaphorst
Head of NY Operations/Client Service/Marketing

                                ATTACHMENT A
                                ------------
                               FUNDS AVAILABLE


Legg Mason Class A - Funds with annual compensation on assets comprised of 12b-l (which is currently 25bps) and recordkeeping fees of 35bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name                                      Class     Ticker       CUSIP
Legg Mason Target Retirement 2015 Fund           A       LMFAX      52470J704
Legg Mason Target Retirement 2020 Fund           A       LMWAX      52470J845
Legg Mason Target Retirement 2025 Fund           A       LMXAX      52470J779
Legg Mason Target Retirement 2030 Fund           A       LMVAX      52470J712
Legg Mason Target Retirement 2035 Fund           A       LMNAX      52470J647
Legg Mason Target Retirement 2040 Fund           A       LMYAX      52470J571
Legg Mason Target Retirement 2045 Fund           A       LMKAX      52470J514
Legg Mason Target Retirement 2050 Fund           A       LMJAX      52470J449
Legg Mason Target Retirement Fund                A       LMPAX      52470J373

Legg Mason Class A - Funds with annual compensation on assets comprised of 12b-l (which is currently 25bps) and recordkeeping fees of 25bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name                                                           Class     Ticker       CUSIP
Legg Mason BW Absolute Return Opportunities Fund                      A       LROAX      524686722
Legg Mason BW Diversified Large Cap Value Fund                        A       LBWAX      524686789
Legg Mason BW Global Opportunities Bond Fund                          A       GOBAX      524686383
Legg Mason BW International Opportunities Bond Fund                   A       LWOAX      524686656
Legg Mason Capital Management All Cap Fund                            A       SPAAX      52469G786
Legg Mason Capital Management Disciplined Equity Research Fund        A       LCDAX      524686854
Legg Mason Capital Management Growth Trust                            A       LGGAX      524686540
Legg Mason Capital Management Opportunity Trust                       A       LGOAX      52470B107
Legg Mason Capital Management Special Investment Trust                A       LMSAX      524686482
Legg Mason Capital Management Value Trust                             A       LGVAX      524686623
Legg Mason ClearBridge Aggressive Growth Fund                         A       SHRAX      52468C109
Legg Mason ClearBridge Appreciation Fund                              A       SHAPX      52468E105
Legg Mason ClearBridge Equity Fund                                    A       LMQAX      524695202
Legg Mason ClearBridge Equity Income Builder Fund                     A       SOPAX      52469H636
Legg Mason ClearBridge Fundamental All Cap Value Fund                 A       SHFVX      52469C108
Legg Mason ClearBridge Large Cap Value Fund                           A       SINAX      52470JI00
Legg Mason ClearBridge Large Cap Growth Fund                          A       SBLGX      52469H826
Legg Mason ClearBridge Mid Cap Core Fund                              A       SBMAX      52469H768
Legg Mason Clear Bridge Mid Cap Growth Fund                           A       LBGAX      52467P564
Legg Mason ClearBridge Small Cap Growth Fund                          A       SASMX      52470H815

Legg Mason ClearBridge Small Cap Value Fund                           A       SBVAX      52469G513
Legg Mason ClearBridge Tactical Dividend Income Fund                  A       CFLGX      52469H545
Legg Mason Global Currents International All Cap Opportunity Fund     A       SBIEX      52469X607
Legg Mason Global Currents International Small Cap Opportunity Fund   A       LCOAX      52467P499


Legg Mason Class A - Funds with annual compensation on assets comprised of 12b-l (which is currently 25bps) and recordkeeping fees of 15bps.

Fund Name                                                           Class     Ticker       CUSIP
Legg Mason Batterymarch Emerging Markets Trust                        A       LMRAX      524686177
Legg Mason Batterymarch Global Equity Fund                            A       CFIPX      52469H487
Legg Mason Batterymarch International Equity Trust Notel              A       LMEAX      524686292
Legg Mason Batterymarch U'S. Large Cap Equity Fund                    A       LMUPX      52469H347
Legg Mason Batterymarch U'S. Small Cap Equity Portfolio               A       LMBAX      524686433
Legg Mason Esemplia Emerging Markets Equity Fund                      A       SMKAX      52469H677
Legg Mason Investment Counsel Financial Services Fund                 A       SBFAX      52469R105
Legg Mason Investment Counsel Social Awareness Fund                   A       SSIAX      52469A102
Legg Mason Lifestyle Allocation 30%                                   A       SBCPX      52467P853
Legg Mason Lifestyle Allocation 50%                                   A       SBBAX      52467P804
Legg Mason Lifestyle Allocation 70%                                   A       SCGRX      52467P812
Legg Mason Lifestyle Allocation 85%                                   A       SCHAX      52467P762
Legg Mason Permal Tactical Allocation Fund                            A       LPTAX      52470J316
Legg Mason Strategic Real Return Fund                                 A       LRRAX      524686607
Western Asset Adjustable Rate Income Fund                             A       ARMZX      52468A608
Western Asset Corporate Bond Fund                                     A       SIGAX      52469F317
Western Asset Emerging Markets Debt Portfolio                         A       LWEAX      52469L694
Western Asset Global High Yield Bond Fund                             A       SAHYX      52469F465
Western Asset High Income Fund                                        A       SHIAX      52469F630
Western Asset Mortgage Backed Securities Fund                         A       SGVAX      52469F366
Western Asset Short-Term Bond Fund                                    A       SBSTX      52469E500
Western Asset Strategic Income Fund                                   A       SDSAX      52469F754


Legg Mason Class A - Funds with annual compensation on assets comprised of 12b-l (which is currently 20bps).

Fund Name                                                           Class     Ticker       CUSIP
Legg Mason Batterymarch S&P 500 Index Fund                            A       SBSPX      52469H727


Legg Mason Class C - Funds with annual compensation on assets comprised of 12b-l per the then-current prospectus and recordkeeping fees of 30bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name                                                           Class     Ticker       CUSIP
Legg Mason Target Retirement 2015 Fund                                C       LMFCX      52470J803
Legg Mason Target Retirement 2020 Fund                                C       LMWCX      52470J837
Legg Mason Target Retirement 2025 Fund                                C       LMXCX      52470J761
Legg Mason Target Retirement 2030 Fund                                C       LMVCX      52470J696
Legg Mason Target Retirement 2035 Fund                                C       LMTCX      52470J639

Legg Mason Target Retirement 2040 Fund                                C       LMHCX      52470J563
Legg Mason Target Retirement 2045 Fund                                C       LMKCX      52470J498
Legg Mason Target Retirement 2050 Fund                                C       LMJCX      52470J431
Legg Mason Target Retirement Fund                                     C       LMRCX      52470J365



Legg Mason Class FI - Funds with annual compensation on assets comprised of 12b-l (which is currently 25bps) and recordkeeping fees of 15bps.

Fund Name                                                                             Class      Ticker          CUSIP
Legg Mason Batterymarch Emerging Markets Trust                                          FI       LGFMX         524686219
Legg Mason Batterymarch International Equity Trust                                      FI       LGFEX         524686268
Legg Mason Batterymarch Ll.S. Large Cap Equity Fund                                     FI       LMUSX         52469H321
Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio                      FI       LGSCX         524686342
Legg Mason BW Absolute Return Opportunities Fund                                        FI       LBAFX         524686698
NotelLegg Mason BW Diversified Large Cap Value Fund                                     FI        TBD          524686763
Legg Mason BW Global Opportunities Bond Fund                                            FI       GOBFX         524686326
Legg Mason BW International Opportunities Bond Fund                                     FI       LWOFX         524686300
NotelLegg Mason Capital Management Disciplined Equity Research Fund                     FI        TBD          524686839
Legg Mason Capital Management Global Growth Trust                                       FI       LMGFX         524686516
Legg Mason Capital Management Opportunity Trust                                         FI       LMOFX         52470B404
Legg Mason Capital Management Special Investment Trust                                  FI       LGASX         524686458
Legg Mason Capital Management Value Trust                                               FI       LMVFX         524686565
Legg Mason ClearBridge Aggressive Growth Fund                                           FI       LMPFX         52468C604
Legg Mason ClearBridge Appreciation Fund                                                FI       LMPIX         52468E600
Legg Mason ClearBridge Equity Income Builder Fund                                       FI       LBRIX         52469Hl23
Legg Mason ClearBridgeLarge Cap Growth Fund                                             FI       LMPGX         52469H685
NotelLegg Mason ClearBridge Mid Cap Growth Fund                                         FI        TBD          52467P549
Legg Mason Clearbridge Small Cap Growth Fund                                            FI       LMPSX         52470H682
Legg Mason Permal Tactical Allocation Fund                                              FI       LPTFX         52470J282
NotelLegg Mason Strategic Real Return Fund                                              FI        TBD          524686805
Legg Mason Target Retirement 2015 Fund                                                  FI       LMMFX         52470J886
Legg Mason Target Retirement 2020 Fund                                                  FI       LMWFX         52470J829
Legg Mason Target Retirement 2025 Fund                                                  FI       LMXFX         52470J753 .
Legg Mason Target Retirement 2030 Fund                                                  FI       LMQFX         52470J688
Legg Mason Target Retirement 2035 Fund                                                  FI       LMEFX         52470J621
Legg Mason Target Retirement 2040 Fund                                                  FI       LMYFX         52470J555
Legg Mason Target Retirement 2045 Fund                                                  FI       LMKFX         52470J480
Legg Mason Target Retirement 2050 Fund                                                  FI       LMJFX         52470J423
Legg Mason Target Retirement Fund                                                       FI       LMRPX         52470J357
Western Asset Emerging Markets Debt Fund                                                FI       LMWDX         52469L579
NotelWestern Asset Short Term Yield Fund                                                FI        TBD          52468A871

Legg Mason Class I - Funds with annual compensation on assets comprised of recordkeeping fees of 25bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name                                                                             Class      Ticker         CUSIP
Legg Mason Target Retirement 2015 Fund                                                 I         LMFIX        52470J860
Legg Mason Target Retirement 2020 Fund                                                 I         LMWIX        52470J795
Legg Mason Target Retirement 2025 Fund                                                 I         LMXIX        52470J738
Legg Mason Target Retirement 2030 Fund                                                 I         LMVIX        52470J662
Legg Mason Target Retirement 2035 Fund                                                 I         LMNIX        52470J597
Legg Mason Target Retirement 2040 Fund                                                 I         LMNRX        52470J530
Legg Mason Target Retirement 2045 Fund                                                 I         LMKIX        52470J464
Legg Mason Target Retirement 2050 Fund                                                 I         LMJIX        52470J399
Legg Mason Target Retirement Fund                                                      I         LMIMX        52470J332

               Legg Mason Class I - Funds with annual compensation on assets comprised of recordkeeping fees of 15bps.

Fund Name                                                                              Class     Ticker            CUSIP
Legg Mason Batterymarch Emerging Markets Trust                                           I        LGEMX          524686227
Legg Mason Batterymarch Global Equity Fund                                               I        SMYIX          52469H453
Legg Mason Batterymarch International Equity Trust                                       I        LGIEX          524686276
Legg Mason Batterymarch Ll.S. Large Cap Equity Fund                                      I        LMTIX          52469H297
Legg Mason Batterymarch Ll.S. Small Cap Equity Portfolio                                 I        LMSIX          524686359
Legg Mason BW Absolute Return Opportunities Fund                                         I        LROIX          524686672
Legg Mason BW Diversified Large Cap Value Fund                                           I        LBWIX          524686755
Legg Mason BW Global Opportunities Bond Fund                                             I        GOBIX          524686334
Legg Mason BW International Opportunities Bond Fund                                      I        LWOIX          524686409
Legg Mason Capital Management All Cap Fund                                               I        LACIX          52469G752
Legg Mason Capital Management Disciplined Equity Research Fund                           I        LGMIX          524686821
Legg Mason Capital Management Growth Trust                                               I        LMGNX          524686524
Legg Mason Capital Management Opportunity Trust                                          I        LMNOX          52470B305
Legg Mason Capital Management Special Investment Trust                                   I        LMNSX          524686466
Legg Mason Capital Management Value Trust                                                I        LMNVX          524686573
Legg Mason ClearBridge Aggressive Growth Fund                                            I        SAGYX          52468C406
Legg Mason ClearBridge Appreciation Fund                                                 I        SAPYX          52468E402
Legg Mason Clear Bridge Equity Fund                                                      I        LMQIX          524695509
Legg Mason ClearBridge Equity Income Builder Fund                                        I        SOPYX          52469H594
Legg Mason ClearBridge Fundamental All Cap Value Fund                                    I        SFVYX          52469C405
Legg Mason ClearBridge Large Cap Value Fund                                              I        SAIFX          52470J407
Legg Mason ClearBridge Large Cap Growth Fund                                             I        SBLYX          52469H784
Legg Mason ClearBridge Mid Cap Core Fund                                                 I        5MBYX          52469H735
Legg Mason ClearBridge Mid Cap Growth Fund                                               I        LBGIX          52467P531
Legg Mason-Clear Bridge Small Cap Growth Fund                                            I        SBPYX          52470H765
Legg Mason ClearBridge Small Cap Value Fund                                              I        SMCYX          52469G471
Legg Mason ClearBridge Tactical Dividend Income Fund                                     I        LADIX          52469H511
Legg Mason Esemplia Emerging Markets Equity Fund                                         I        SBEYX          52469H644
Legg Mason Global Currents International All Cap Opportunity Fund                        I        SBIYX          52469X888
Legg Mason Global Currents International Small Cap Opportunity Fund                      I        LCOIX          52467P515
Legg Mason Investment Counsel Financial Services Fund                                    I        LMRIX          52469R402
Legg Mason Investment Counsel Social Awareness Fund                                      I        LMRNX          52469A409
Legg Mason Lifestyle Allocation 30%                                                      I        LMGIX          52467P820
Legg Mason Lifestyle Allocation 50%                                                      I        LMEIX          52467P861
Legg Mason Lifestyle Allocation 70%                                                      I        LLAIX          52467P770
Legg Mason Lifestyle Allocation 85%                                                      I        LANIX          52467P739

Legg Mason Permal Tactical Allocation Fund                                              I         LPTIX          52470J274
Legg Mason Strategic Real Return Fund                                                   I         LRRIX          524686888
Westem Asset Adjustable Rate Income Fund                                                I         SBAYX          52468A889
Westem Asset Corporate Bond Fund                                                        I         SIGYX          52469F275
Western Asset Global High Yield Bond Fund                                               I         SHYOX          52469F432
Westem Asset Emerging Markets Debt Portfolio                                            I         SEMDX          52469F481
Note 2 Westem Asset High Income Fund                                                    I         SHIYX          52469F598
Western Asset Mortgage Backed Securities Fund                                           I         SGSYX          52469F333
Note 2 Westem Asset Short-Term Bond Fund                                                I         SBSYX          52469E807
NotelWestem Asset Short Term Yield Fund                                                 I         WTYIX          52468A863
Westem Asset Strategic Income Fund                                                      I         SDSYX          52469F721


Legg Mason Class R - Funds with annual Compensation on assets comprised of 12b-1 (which is currently 50 bps and record keeping fees of 35 bps. The record keeping fees may be comprised of fund payments, revenue share or a combination of the two.

Legg Mason Target Retirement 2015 Fund                      R       LMFRX    52470J878
Legg Mason Target Retirement 2020 Fund                      R       LMWRX    52470J811
Legg Mason Target Retirement 2025 Fund                      R       LMXRX    52470J746
Legg Mason Target Retirement 2030 Fund                      R       LMQRX    52470J670
Legg Mason Target Retirement 2035 Fund                      R       LMRRX    52470J613
Legg Mason Target Retirement 2040 Fund                      R       LMYRX    52470J548
Legg Mason Target Retirement 2045 Fund                      R       LMKRX    52470J472
Legg Mason Target Retirement 2050 Fund                      R       LMJRX    52470j415
Legg Mason Target Retirement Fund                           R       LMERX    52470J340


Legg Mason Class R - Funds with annual compensation on assets comprised of 12b-l (which is currently 50bps) and recordkeeping fees of 25 bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name
Legg Mason BW Absolute Retum Opportunities Fund                        R        LBAFX   524686680
Note 1 Legg Mason BW Diversified Large Cap Value Fund                  R        TBD     524686748
Legg Mason BW Global Opportunities Bond Fund                           R        LBORX   524686367
Legg Mason BW International Opportunities Bond Fund                    R        LWORX   524686631
Note 1 Legg Mason Capital Management Disciplined Equity Research Fund  R        TBD     524686813
Legg Mason Capital Management Growth Trust                             R        LMGRX   524686490
Legg Mason Capital Management Opportunity Trust                        R        LMORX   52470B503
Legg Mason Capital Management Special Investment Trust                 R        LMARX   524686441
Legg Mason Capital Management Value Trust                              R        LMVRX   524686557
Legg Mason Clear Bridge Aggressive Growth Fund                         R        LMPRX   52468C505
Legg Mason ClearBridge Appreciation Fund                               R        LMPPX   52468E501

Legg Mason ClearBridge Equity Income Builder Fund     R      LMMRX     52469H271
Legg Mason ClearBridge Large Cap Growth Fund          R      LMPLX     52469H693
Legg Mason Clear Bridge Mid Cap Core Fund             R      LMREX     52469Hl72
Note l Legg Mason ClearBridge Mid Cap Growth Fund     R      TBD       52467P523
Legg Mason ClearBridge Small Cap Growth Fund          R      LMPOX     52470H690


Legg Mason Class R - Funds with annual compensation on assets comprised of 12b-l (which is currently 50bps) and recordkeeping fees of 20bps.

Legg Mason Batterymarch Emerging Markets Trust                    R        LBERX            524686185
Legg Mason Batterymarch International Equity Trust                R        LMIRX            524686250
Legg Mason Batterymarch US, Large Cap Equity Fund                 R        LMUOX            52469H313
Note 1 Legg Mason Batterymarch U.S. Small Cap Equity Portfolio    R        LMBRX            524686417
Note 1 Legg Mason Strategic Real Return Fund                      R        TBD              524686862

Note 3Legg Mason Class IS - Funds with no annual compensation on assets. All
Funds

Western Asset Class A - Funds with annual compensation on assets comprised of 12b-l (which is currently 25 bps) and recordkeeping fees of 25bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Western Asset Core Bond Fund                          A        WABAX           957663495
Western Asset Core Plus Bond Fund                     A        WAPAX           957663461
Western Asset Global Multi-Sector Fund                A        WALAX           957663438
Western Asset High Yield Fund                         A        WAYAX           957663396
Western Asset Inflation Indexed Plus Bond Fund        A        WAFAX           957663362
Western Asset Intermediate Bond Fund                  A        WATAX           957663339
Western Asset Non-U.S. Opportunity Bond Fund          A        WAOAX           957663263
Western Asset Total Return Unconstrained Fund         A        WAUAX           957663230

Western Asset Class C - Funds with annual compensation on assets comprised of 12b-l per the then-current prospectus and recordkeeping fees of 25bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Western Asset Core Bond Fund                               C       WABCX    957663487
Western Asset Core Plus Bond Fund                          C       WAPCX    957663453
Western Asset Global Multi-Sector Fund                     C       WALCX    957663420
Western Asset High Yield Fund                              C       WAYCX    957663388
Western Asset Inflation Indexed Plus Bond Fund             C       WAFCX    957663354
Western Asset Intermediate Bond Fund                       C       WATCX    957663321
Western Asset Non-U.S. Opportunity Bond Fund               C       WAOCX    957663255
Western Asset Total Return Unconstrained Fund              C       WAUCX    957663222


Western Asset Class FI - Funds with annual compensation on assets comprised of 12b-l (which is currently 25bps) and recordkeeping fees of 15bps.

Western Asset Total Return Unconstrained Fund             FI      WARIX            957663693
Western Asset Core Bond Fund                              FI      WAPIX            957663404
Western Asset Core Plus Bond Fund                         FI      WACIX            957663602
Note 1 Western Asset Enhanced Equity Fund                 FI      TBD              957663784
Note 1Western Asset Global Multi-Sector Fund              FI      WGMFX            957663727
Note 1Western Asset High Yield Fund                       FI      TBD              957663834
Western Asset Inflation Indexed Plus Bond Fund            FI      WATPX            957663875
Note 1 Western Asset Intermediate Bond Fund               FI      WAIFX            957663800
Note 1 Western Asset Money Market Fund                    FI      TBD              957663768
Note 1Western Asset Non - US Opportunity Bond Fund        FI      TBD              957663859
Note 1 Western Asset US Govt Money Market Fund            FI      TBD              957663743

Western Asset Class I -Funds with annual compensation on assets comprised of recordkeeping fees of 15bps.

Western Asset Core Bond Fund                       I                WATFX    957663305
Western Asset Core Plus Bond Fund                  I                WACPX    957663503
Note1Western Asset Enhanced Equity Fund            I                TBD      957663792
Note 1Western Asset Global Multi-Sector Fund       I                WGMIX    957663735
Western Asset High Yield Fund                      I                WAHYX    957663842
Western Asset Total Return Unconstrained Fund      I                WAARX    957663719

Western Asset Inflation Indexed Plus Bond Fund                                         I         WAIIX          957663883
Western Asset Intermediate Bond Fund                                                   I         WATIX          957663701
NotelWestern Asset Money Market Fund                                                   I          TBD           957663776
NotclWestern Asset US Govt Money Market Fund                                           I          TBD           957663750
Western Asset Non - US Opportunity Bond Fund                                           I         WAFIX          957663867


Note 3Western Asset Class IS - Funds with no annual compensation on assets. All Funds

Western Asset Class R - Funds with annual compensation on assets comprised of 12b-l (which is currently 50 bps) and recordkeeping fees of 25bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Western Asset Core Bond Fund                       R                WABRX    957663479
Western Asset Core Plus Bond Fund                  R                WAPRX    957663446
Western Asset Global Multi-Sector Fund             R                WALRX    957663412
Western Asset High Yield Fund                      R                WAYRX    957663370
Western Asset Inflation Indexed Plus Bond Fund     R                WAFRX    957663347
Western Asset Intermediate Bond Fund               R                WATRX    957663313
Western Asset Total Return Unconstrained Fund      R                WAORX    957663248


Note 1: Currently unavailable for purchase. Please contact the distributor in advance to express sales interest or for more information, including when the share class/fund may be made available. The distributor will consider whether or not to make the requested share class/fund available for sale and may decline to do so in its sole discretion.
Note 2: Available to existing investors only.
Note 3: Available to institutional investors only, who make an initial purchase of at least $1 million and maintain a single account at the Fund. Examples of eligible investors are corporations, banks, trust companies, foundations, defined benefit plans that do not charge recordkeeping fees. Retirement plans such as 401k, 457, 403b may not charge recordkeeping fees to be eligible and need to be individually assessed as to whether they meet other eligibility requirements, at the sole discretion of the distributor

                               ATTACHMENT B
                         ADMINISTRATIVE SERVICES

        Pursuant to the Agreement, Administrator shall perform all administrative services required or requested by any Plan, including, but not limited to, the following:

      1. Establish and maintain omnibus accounts with Distributor or transfer agent for the Funds, such procedure to be agreed to by Distributor and the Administrator;

      2. Establish and maintain sub-accounts and sub-account balances for each Plan and Plan Participant, which record shall reflect the shares purchased and redeemed and share balances of such Participants;

      3. A single master account may be maintained with each Fund on behalf of the Plan and such account shall be in the name of Administrator (or its nominee) or the trustee of the Plan (or its nominee) as the record owner of shares owned by the Plan.

      4. Disburse or credit to the Plan all proceeds of redemptions of shares of the Funds and all dividends and other distributions not reinvested in shares of the Funds and transmit to the Funds moneys representing the purchase price of Fund shares.

      5. Prepare and transmit to the Plan and/ or Participants, as required by law or the Plan, at its own expense, periodic statements and such other information as may be required, from time to time, by the Plan.

      6. Process and transmit purchase, exchange and redemption orders to the Funds on behalf of the Plan in accordance with the procedures set forth in
Section 3 to the Agreement.

      7. Pursuant to the provisions in Section 5, Distribute to the Plan and/ or Participants, as appropriate, copies of the FUnds' prospectus, 'proXy materials, periodic fund reports to shareholders and other materials that the Funds are required by law or otherwise to provide to their shareholders or prospective shareholders.

      8. Answer Plan inquiries about the Funds, the Plans' and Plan Participants' subaccount balances, and distribution options.

      9. Provide such statistical and other information as may be reasonably requested by Distributor or the Funds, or which may be necessary for Distributor or the Fundsto comply with applicable federal or state law.

      10. Maintain and preserve all records as required by law to be maintained and preserved in connection with providing the Administrative Services for the Plan.

      Distributor, or the transfer agent for the Funds, at their discretion, may recognize all Plans as a single shareholder and may not maintain separate accounts for the Plans or Plan Participants.